Explanatory Note

The following letter has been sent by UBS Financial Services Inc., a subsidiary of UBS AG, to holders of auction rate securities who may be eligible to receive Series A Auction Rate Securities Rights pursuant to the offer described therein and who are individuals or charities with less than $1 million in marketing household assets at UBS as of August 8, 2008, whose Eligible ARS are in the same UBS account today as on February 13, 2008.

Issuer Free Writing Prospectus Filed pursuant to Rule 433 Registration Statement No. 333-153882 Dated October 10, 2008

UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086

James M. Pierce
Co-Head
Wealth Management Advisor Group US
Mr. XXX
Address Line 1	James D. Price Co-Head Wealth Management Advisor Group US www.ubs.com October 8, 2008
Address Line 2
Address Line 3
Address Line 4
Address Line 5

Branch Telephone Number
+ 1-XXX-XXX-XXXX

Account Number: XX XXXXX

We are pleased to offer you a way to liquidate certain of your auction rate securities (ARS). UBS has designed a solution that gives you the option to hold your ARS or sell the securities back to UBS. This solution is available for ARS that were held in a UBS account on February 13, 2008, and that are not successfully clearing at auction (Eligible ARS).

UBS is offering you “Auction Rate Securities Rights” (Rights) to sell Eligible ARS at par value to UBS at any time during a 26-month time period. These Rights are nontransferable securities registered with the U.S. Securities and Exchange Commission (SEC). This is a limited time offer that will expire on November 14, 2008. Accepting this offer may impact your legal rights. Not accepting this offer may have repercussions on outstanding loans secured by Eligible ARS. As a result, it is important that you review the prospectus carefully.

The key features and terms of the offer are summarized below. For complete details, please see the enclosed prospectus.

•

UBS is offering you nontransferable Rights to sell Eligible ARS, held in the UBS account identified above, at par value to UBS at any time during the period of October 31, 2008, through January 4, 2011.

– You may instruct your UBS Financial Advisor to exercise these Rights at any time during this time period;
– If you do not exercise your Rights, the Eligible ARS will continue to accrue interest or dividends as determined by the auction process;
– If you do not exercise your Rights before January 4, 2011, they will expire and UBS will have no further obligation to buy your Eligible ARS.

•	Clients who accept this offer give UBS the discretion to purchase or sell their Eligible ARS at any time after accepting the firm’s offer and without other prior notice.
– UBS will purchase tax-exempt Auction Preferred Stock (a specific type of ARS also known as APS) at any time after clients accept the firm’s Rights offer;

– UBS will only exercise its discretion to purchase or sell Eligible ARS for the purpose of restructurings, dispositions or other solutions that will provide clients with par value for their Eligible ARS;

– In purchasing Eligible ARS or selling Eligible ARS on behalf of clients, including tax-exempt APS, UBS will act in its capacity as broker-dealer and will execute these transactions on a principal basis regardless of the type of client accounts in which the Eligible ARS are held. Please see pages 27-28 in the enclosed prospectus for more information;

– UBS will pay clients par value for their Eligible ARS within one day of settlement of the transaction;
– Eligible ARS are subject to issuer redemptions at any time.

UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	1A-ARS0

UBS Financial Services Inc.

•

Claims for consequential damages may be brought by you under special arbitration procedures established and overseen by the Financial Industry Regulatory Authority (also known as FINRA). Please see pages 30-31 in the enclosed prospectus for more information.

•	UBS will provide clients who accept the offer “no net cost” loans up to the par value of Eligible ARS until October 31, 2008. Please see pages 36-39 in the enclosed prospectus for more information.

•

UBS will reimburse all clients who participated in prior UBS ARS loan programs after February 13, 2008, for the difference between the cost of the loan and the applicable interest paid on the Eligible ARS.

THIS OFFER EXPIRES ON NOVEMBER 14, 2008. Please complete, sign and date the enclosed form and return it in the postage-paid envelope if you wish to accept this offer. We must receive your signed acceptance form no later than November 14, 2008.

You may receive multiple letters from us depending on the type of ARS you own or if you have ARS in multiple accounts. Please note you must return a form for each letter you receive to accept all available offers relating to your ARS holdings. Please read each response form carefully as the terms may vary.

A list of your Eligible ARS in the account identified on the first page of this letter is attached. Additional information about your Eligible ARS, including the most recent interest rates and dividend yields, is available at www.ubs.com/auctionratesecurities.

If you have any questions about your Eligible ARS or this offer, please contact your UBS Financial Advisor or Branch Manager at the telephone number listed at the top of this letter. Please note that UBS Financial Advisors and Branch Managers cannot provide legal or tax advice regarding this offer. Instructions to exercise your Rights should be directed to your UBS Financial Advisor or Branch Manager.

We regret any hardship that the failure of the ARS markets may have caused you. We hope that the offer described above and discussed in detail in the prospectus provides resolution for you regarding this matter. We look forward to continuing our relationship with you and to serving your future investment needs.

Thank you for your business and for maintaining your relationship with UBS.

Sincerely,

James M. Pierce	James D. Price

UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc and UBS International Inc.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	1A-ARS0

Current rate and dividend information

To allow you to view the current interest rates and/or dividends your holdings are earning, we have created an online tool available at www.ubs.com/auctionratesecurities.

Simply enter the nine-digit CUSIP number(s) shown below to obtain the most current information about your securities.

Percentages displayed in the descriptions below are as of September 30, 2008.

CUSIP	Description	CUSIP	Description	CUSIP	Description

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

1A-ARS0

CUSIP	Description	CUSIP	Description	CUSIP	Description

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

©2008 UBS Financial Services Inc. All rights reserved. Member SIPC.

www.ubs.com/financialservicesinc
080826-2033-Let/CUSIP

UBS Financial Services Inc. is a subsidiary of UBS AG.	1A-ARS0